TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2019 (UNAUDITED)

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES—94.2% of Net Assets
ASSET-BACKED SECURITIES—12.2%
321 Henderson Receivables LLC (17-1A-A) 3.99%(1)	08/16/60	242,010	$253,941
A Voce CLO, Ltd. (14-1A-A1R) 3.95% (3 mo. USD LIBOR + 1.160%)(1),(2)	07/15/26	1,253,917	1,254,129
AMMC CLO (16-19A-A) 4.29% (3 mo. USD LIBOR + 1.500%)(1),(2)	10/15/28	1,370,000	1,370,673
AMUR Finance I LLC (13-1) 10.00%(3)	01/25/22	777,891	217,809
AMUR Finance I LLC (13-2) 10.00%(3)	03/20/24	529,571	164,167
Babson CLO, Ltd. (13-IA-AR) 3.56%(1),(4)	01/20/28	640,000	635,386
Babson CLO, Ltd. (16-2A-AR) 3.84%(1),(4)	07/20/28	650,000	650,044
Barings CLO, Ltd. (18-3A-A1) 3.71%(1),(4)	07/20/29	675,000	670,085
Bayview Commercial Asset Trust (03-2-A) 3.36% (1 mo. USD LIBOR + 0.870%)(1),(2)	12/25/33	466,505	460,594
Bayview Commercial Asset Trust (04-1-A) 3.03% (1 mo. USD LIBOR + 0.540%)(1),(2)	04/25/34	365,228	362,731
Bayview Commercial Asset Trust (04-2-A) 2.92% (1 mo. USD LIBOR + 0.645%)(1),(2)	08/25/34	355,855	350,726
Bayview Commercial Asset Trust (04-3-A1) 3.04% (1 mo. USD LIBOR + 0.370%)(1),(2)	01/25/35	194,030	192,435
Brazos Higher Education Authority, Inc. (10-1-A2) 3.85% (3 mo. USD LIBOR + 1.200%)(2)	02/25/35	2,200,000	2,231,194
CIFC Funding, Ltd. (14-4RA-A1A) 3.90%(1),(4)	10/17/30	1,405,000	1,401,018
CIT Education Loan Trust (07-1-A) 2.91% (3 mo. USD LIBOR + 0.090%)(1),(2)	03/25/42	723,835	699,127
Education Loan Asset-Backed Trust I (13-1-A2) 3.29% (1 mo. USD LIBOR + 0.800%)(1),(2)	04/26/32	1,260,000	1,264,255
EFS Volunteer No 2 LLC (12-1-A2) 3.84% (1 mo. USD LIBOR + 1.350%)(1),(2)	03/25/36	1,500,000	1,530,050
GCO Education Loan Funding Master Trust II (06-2AR-A1RN) 3.14% (1 mo. USD LIBOR + 0.650%)(1),(2)	08/27/46	2,126,193	2,028,680
Global SC Finance SRL (14-1A-A2) 3.09%(1)	07/17/29	232,000	229,372
Goal Capital Funding Trust (06-1-B) 3.10% (3 mo. USD LIBOR + 0.450%)(2)	08/25/42	252,990	235,742
GoldenTree Loan Opportunities IX, Ltd. (14-9A-AR2) 3.86%(1),(4)	10/29/29	1,400,000	1,397,721
Higher Education Funding I (14-1-A) 3.70% (3 mo. USD LIBOR + 1.050%)(1),(2)	05/25/34	518,200	522,161
LCM XXI LP (21A-AR) 3.64%(1),(4)	04/20/28	1,100,000	1,093,605
Madison Park Funding, Ltd. (18-30A-A) 3.54%(1),(4)	04/15/29	1,400,000	1,378,075
Magnetite VII, Ltd. (12-7A-A1R2) 3.59%(1),(4)	01/15/28	410,000	403,423
Nelnet Student Loan Trust (14-4A-A2) 3.44% (1 mo. USD LIBOR + 0.950%)(1),(2)	11/25/48	575,000	571,981
North Carolina State Education Assistance Authority (11-1-A3) 3.67% (3 mo. USD LIBOR + 0.900%)(2)	10/25/41	1,922,260	1,938,547
Scholar Funding Trust (12-B-A2) 3.59% (1 mo. USD LIBOR + 1.100%)(1),(2)	03/28/46	771,611	778,967
SLC Student Loan Trust (04-1-B) 2.97% (3 mo. USD LIBOR + 0.290%)(2)	08/15/31	353,820	329,037
SLC Student Loan Trust (06-1-B) 2.82% (3 mo. USD LIBOR + 0.210%)(2)	03/15/55	451,801	420,614
SLM Student Loan Trust (04-2-B) 3.24% (3 mo. USD LIBOR + 0.470%)(2)	07/25/39	385,816	366,163
SLM Student Loan Trust (05-9-B) 3.07% (3 mo. USD LIBOR + 0.300%)(2)	01/25/41	461,942	438,452
SLM Student Loan Trust (06-8-A6) 2.93% (3 mo. USD LIBOR + 0.160%)(2)	01/25/41	1,400,000	1,360,124
SLM Student Loan Trust (07-6-B) 3.62% (3 mo. USD LIBOR + 0.850%)(2)	04/27/43	147,897	142,148
SLM Student Loan Trust (07-7-B) 3.52% (3 mo. USD LIBOR + 0.750%)(2)	10/27/70	150,000	140,571
SLM Student Loan Trust (08-2-B) 3.97% (3 mo. USD LIBOR + 1.200%)(2)	01/25/83	225,000	216,961
SLM Student Loan Trust (08-3-B) 3.97% (3 mo. USD LIBOR + 1.200%)(2)	04/26/83	225,000	215,722
SLM Student Loan Trust (08-4-B) 4.62% (3 mo. USD LIBOR + 1.850%)(2)	04/25/73	480,000	487,819
SLM Student Loan Trust (08-5-B) 4.62% (3 mo. USD LIBOR + 1.850%)(2)	07/25/73	225,000	228,661
SLM Student Loan Trust (08-6-B) 4.62% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	225,000	229,344
SLM Student Loan Trust (08-7-B) 4.62% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	270,000	275,144
SLM Student Loan Trust (08-8-B) 5.02% (3 mo. USD LIBOR + 2.250%)(2)	10/25/75	225,000	230,450
SLM Student Loan Trust (08-9-B) 5.02% (3 mo. USD LIBOR + 2.250%)(2)	10/25/83	225,000	231,006
Structured Receivables Finance LLC (10-A-B) 7.61%(1)	01/16/46	632,604	728,383
Structured Receivables Finance LLC (10-B-B) 7.97%(1)	08/15/36	373,843	432,915
Student Loan Consolidation Center (02-2-B2) 0.00% (28 day Auction Rate)(1),(2),(5)	07/01/42	1,250,000	1,180,446
Vermont Student Assistance Corp. (12-1-A) 3.20%(4)	07/28/34	253,264	253,066
Voya CLO, Ltd. (15-2A-AR) 3.74%(1),(4)
	07/23/27	1,405,000	1,397,874

Total Asset-backed Securities (Cost: $33,474,918)			33,591,538

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2019 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES—48.2%
COMMERCIAL MORTGAGE-BACKED SECURITIES—AGENCY—3.6%
Fannie Mae, Pool #AN9619 3.77%	06/01/33	830,000	$873,173
Fannie Mae, Pool #AN9420 3.77%	07/01/43	640,331	672,583
Fannie Mae (11-M5-A2) (ACES)(I/O) 1.18%(4)	07/25/21	5,600,721	120,036
Fannie Mae (12-M11-FA) (ACES) 2.98% (-1.00 x 1 mo. USD LIBOR + 0.500%)(2)	08/25/19	68,640	68,475
Fannie Mae (12-M14-X2) (I/O) 0.42%(4)	09/25/22	11,627,900	135,174
Fannie Mae (16-M11-AL) 2.94%	07/25/39	970,699	966,915
Fannie Mae (16-M11-X2) (I/O) 2.68%(4)	07/25/39	5,642,185	219,204
Freddie Mac, Pool #WA3303 3.83%	05/01/35	1,393,380	1,380,083
Freddie Mac Multifamily Structured Pass-Through Certificates (K015-X3) (I/O) 2.80%(4)	08/25/39	4,000,000	247,460
Freddie Mac Multifamily Structured Pass-Through Certificates (K021-X3) (I/O) 1.97%(4)	07/25/40	2,500,000	150,769
Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O) 1.81%(4)	08/25/40	2,500,000	142,897
Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O) 1.75%(4)	11/25/40	5,400,000	318,249
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O) 1.66%(4)	07/25/41	4,500,000	282,861
Freddie Mac Multifamily Structured Pass-Through Certificates (K728-X3) (I/O) 1.95%(4)	11/25/45	3,455,000	333,598
Freddie Mac Multifamily Structured Pass-Through Certificates (Q004-A2H) 3.02%(4)	01/25/46	919,883	921,819
Freddie Mac Multifamily Structured Pass-Through Certificates (Q006-APT1) 2.62%(4)	07/25/26	1,301,380	1,318,786
Ginnie Mae (08-92-E) 5.56%(4)	03/16/44	477,306	486,289
Ginnie Mae (09-114-IO) (I/O) 0.00%(4)	10/16/49	8,554,050	6,758
Ginnie Mae (11-10-IO) (I/O) 0.06%(4)	12/16/45	15,786,922	76,251
Ginnie Mae (11-105-IO) (I/O) 0.00%(4),(5)	09/16/51	8,812,318	50,230
Ginnie Mae (11-152-IO) (I/O) 0.35%(4)	08/16/51	3,879,409	41,878
Ginnie Mae (11-42-IO) (I/O) 0.00%(4),(5)	08/16/50	16,935,978	86,374
Ginnie Mae (12-4-IO) (I/O) 0.20%(4)	05/16/52	15,349,488	150,723
Ginnie Mae (14-103-IO) (I/O) 0.61%(4)	05/16/55	6,419,028	204,992
Ginnie Mae (14-125-IO) (I/O) 0.97%(4)	11/16/54	6,492,417	400,418
Ginnie Mae (14-88-IE) (I/O) 0.32%(4)	03/16/55	7,674,487	183,185
Ginnie Mae (16-22-IX) (I/O) 1.29% (4)	06/16/38	500,105	97,393

Total Commercial Mortgage-backed Securities—Agency (Cost: $11,632,854)			9,936,573

COMMERCIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY—3.2%
BAMLL Commercial Mortgage Securities Trust (11-FSHN-A) 4.42%(1)	07/11/33	300,000	308,312
BAMLL Commercial Mortgage Securities Trust (18-PARK-A) 4.09%(1),(4)	08/10/38	415,000	444,677
Banc of America Commercial Mortgage Trust (07-5-AJ) 5.76%(4)	02/10/51	536,345	512,403
CALI Mortgage Trust (19-101C-A) 3.96%(1)	03/10/39	680,000	717,286
CGRBS Commercial Mortgage Trust (13-VN05-A) 3.37%(1)	03/13/35	290,000	294,409
Citigroup Commercial Mortgage Trust (12-GC8-XA) (I/O) 1.79%(1),(4),(6)	09/10/45	3,468,217	160,972
COMM Mortgage Trust (12-LC4-XB) (I/O) 0.54%(1),(4)	12/10/44	18,671,016	307,792
COMM Mortgage Trust (13-CR12-XA) (I/O) 1.17%(4)	10/10/46	10,070,063	428,015
COMM Mortgage Trust (13-LC13-XA) (I/O) 1.16%(4)	08/10/46	9,464,342	361,189
COMM Mortgage Trust (14-CR18-XA) (I/O) 1.14%(4)	07/15/47	7,969,301	299,096
Credit Suisse Commercial Mortgage Trust (07-C2-AJ) 5.63%(4)	01/15/49	66,480	66,918
Four Times Square Trust Commercial Mortgage Pass-Through Certificates (06-4TS-X) (I/O) 0.18%(1),(4),(6)	12/13/28	52,300,660	203,418
GS Mortgage Securities Corp. Trust (12-SHOP-XA) (I/O) 1.30%(1),(4),(6)	06/05/31	46,648,407	3,704
GS Mortgage Securities Trust (11-GC3-X) (I/O) 0.66%(1),(4)	03/10/44	16,471,868	188,174
GS Mortgage Securities Trust (12-GC6-XB) (I/O) 0.20%(1),(4),(6)	01/10/45	17,397,372	107,606
JPMBB Commercial Mortgage Securities Trust (14-C24-XA) (I/O) 0.97%(4)	11/15/47	9,225,721	308,654
JPMorgan Chase Commercial Mortgage Securities Trust (09-IWST-XA) (I/O) 1.84%(1),(4),(6)	12/05/27	11,764,993	149,673
JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O) 0.52%(1),(4)	02/15/46	56,164,173	578,367
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA) (I/O) 1.43%(1),(4),(6)	07/05/32	4,564,784	188,028
JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O) 1.27%(4)	04/15/46	3,077,701	132,172
Morgan Stanley Capital I Trust (12-C4-XA) (I/O) 2.08%(1),(4),(6)	03/15/45	5,583,507	270,472
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A) 3.66%(1),(4)	01/05/43	390,000	390,724
UBS Commercial Mortgage Trust (12-C1-XA) (I/O) 2.07%(1),(4),(6)	05/10/45	5,646,852	287,708
VNDO Mortgage Trust (12-6AVE-A) 3.00%(1)	11/15/30	280,000	282,117

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2019 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
Wells Fargo Commercial Mortgage Trust (12-LC5-XA) (I/O) 1.78%(1),(4)	10/15/45	5,857,551	$296,187
WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O) 1.83%(1),(4),(6)	08/15/45	4,597,760	222,307
WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O) 1.88%(1),(4)	11/15/45	2,916,491	163,017
WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O) 0.74%(4)	06/15/46	8,900,982	225,061
WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O) 0.87%(4)	11/15/47	6,035,290	211,231
WFRBS Commercial Mortgage Trust (14-LC14-XA) (I/O) 1.24%(4)	03/15/47	11,121,627	509,934

Total Commercial Mortgage-backed Securities—Non-agency (Cost: $10,935,545)			8,619,623

RESIDENTIAL MORTGAGE-BACKED SECURITIES—AGENCY—1.1%
Fannie Mae (04-53-QV) (I/O) (I/F) 1.59%(2)	02/25/34	1,194,974	23,705
Fannie Mae (07-42-SE) (I/O) (I/F) 3.62% (-1.00 x 1 mo. USD LIBOR + 6.110%)(2)	05/25/37	146,444	16,931
Fannie Mae (07-48-SD) (I/O) (I/F) 3.61% (-1.00 x 1 mo. USD LIBOR + 6.100%)(2)	05/25/37	1,670,889	232,684
Fannie Mae (09-69-CS) (I/O) (I/F) 4.26% (-1.00 x 1 mo. USD LIBOR + 6.750%)(2)	09/25/39	306,053	46,287
Freddie Mac (1673-SD) (I/F) (PAC) 13.66% (-2.15 x T10Y + 19.391%)(2)	02/15/24	86,689	101,592
Freddie Mac (1760-ZD) 2.16% (1 x T10Y - 0.500%)(2)	02/15/24	187,187	184,493
Freddie Mac (2990-JK) (I/F) 12.07% (-4.00079 x 1 mo. USD LIBOR + 22.004%)(2)	03/15/35	152,616	178,536
Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (PAC) 3.15% (-1.00 x 1 mo. USD LIBOR + 5.630%)(2)	03/15/36	2,661,883	383,440
Freddie Mac (3239-SI) (I/O) (I/F) (PAC) 4.17% (-1.00 x 1 mo. USD LIBOR + 6.650%)(2)	11/15/36	670,942	124,032
Freddie Mac (3323-SA) (I/O) (I/F) 3.63% (-1.00 x 1 mo. USD LIBOR + 6.110%)(2)	05/15/37	224,763	26,609
Freddie Mac (3459-JS) (I/O) (I/F) 3.77%(4)	06/15/38	244,951	36,777
Freddie Mac (4030-HS) (I/O) (I/F) 4.13% (-1.00 x 1 mo. USD LIBOR + 6.610%)(2)	04/15/42	1,373,220	237,433
Ginnie Mae (06-35-SA) (I/O) (I/F) 4.11% (-1.00 x 1 mo. USD LIBOR + 6.600%)(2)	07/20/36	1,991,710	341,176
Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC) 2.27%(4)	11/20/36	3,247,517	245,468
Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC)
3.91% (-1.00 x 1 mo. USD LIBOR + 6. 400%)(2)	05/20/38	1,704,360	152,429
Ginnie Mae (16-153-IO) (I/O) 3.50%	11/20/46	4,008,457	722,504

Total Residential Mortgage-backed Securities—Agency (Cost: $1,759,060)			3,054,096

RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY—40.3%
ACE Securities Corp. (04-IN1-A1) 3.13% (1 mo. USD LIBOR + 0.640%)(2)	05/25/34	551,848	539,990
ACE Securities Corp. (07-ASP1-A2C) 2.75% (1 mo. USD LIBOR + 0.260%)(2)	03/25/37	1,571,588	967,129
Adjustable Rate Mortgage Trust (05-4-6A22) 4.38%(4)	08/25/35	741,023	437,519
Adjustable Rate Mortgage Trust (06-1-2A1) 4.50%(4)	03/25/36	533,979	432,243
Asset-Backed Funding Certificates (07-NC1-A2) 2.79% (1 mo. USD LIBOR + 0.300%)(1),(2)	05/25/37	1,478,956	1,443,178
Asset-Backed Securities Corp. Home Equity (06-HE3-A5) 2.76% (1 mo. USD LIBOR + 0.270%)(2)	03/25/36	3,000,000	2,919,088
Asset-Backed Securities Corp. Home Equity (07-HE1-A1B) 2.64% (1 mo. USD LIBOR + 0.150%)(2)	12/25/36	713,556	697,741
Banc of America Alternative Loan Trust (05-10-1CB1) 2.89% (1 mo. USD LIBOR + 0.400%)(2)	11/25/35	805,361	724,267
Banc of America Funding Corp. (15-R3-6A2) 2.66%(1),(4)	05/27/36	1,908,107	1,796,678
Banc of America Funding Trust (06-3-4A14) 6.00%	03/25/36	481,690	477,791
Banc of America Funding Trust (06-3-5A3) 5.50%	03/25/36	280,078	268,196
Banc of America Funding Trust (15-R4-2A1) 2.69% (1 mo. USD LIBOR + 0.205%)(1),(2)	02/25/37	1,128,222	1,105,373
BCAP LLC Trust (11-RR3-5A3) 3.69%(1),(4)	11/27/37	222,525	222,713
Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A) 4.75%(4)	10/25/33	400,044	405,940
Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1) 4.73% (1 year Treasury Constant Maturity Rate + 2.300%)(2)	10/25/35	364,669	370,123
Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1) 3.92%(4),(7)	06/25/47	895,829	830,522
Bear Stearns ALT-A Trust (05-3-4A3) 4.33%(4)	04/25/35	667,788	672,187
Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3) 5.50%(4)	09/25/35	572,674	575,832
Bear Stearns Asset-Backed Securities Trust (06-IM1-A1) 2.72% (1 mo. USD LIBOR + 0.230%)(2)	04/25/36	362,058	470,260
Bear Stearns Mortgage Funding Trust (07-AR3-1X) (I/O) 0.50%	03/25/37	40,533,186	1,101,716
Centex Home Equity Loan Trust (05-A-AF5) 5.78%	01/25/35	455,990	461,376
CIM Trust (17-7-A) 3.00%(1),(4)	12/25/65	1,053,209	1,039,308
CIM Trust (18-R2-A1) 3.69%(1),(4)	08/25/57	1,139,381	1,135,761
CIM Trust (18-R4-A1) 4.07%(1),(4)	12/26/57	1,161,021	1,156,198
Citigroup Mortgage Loan Trust, Inc. (05-11-A2A) 4.82% (1 year Treasury Constant Maturity Rate + 2.400%)(2)	10/25/35	518,279	528,340
Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A) 4.55%(4)	10/25/35	1,161,540	1,103,660

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2019 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
Citigroup Mortgage Loan Trust, Inc. (14-10-2A2) 2.74% (1 mo. USD LIBOR + 0.250%)(1),(2)	07/25/37	2,010,750	$1,957,691
CitiMortgage Alternative Loan Trust (06-A3-1A7) 6.00%	07/25/36	997,681	941,848
CitiMortgage Alternative Loan Trust (06-A5-1A8) 6.00%	10/25/36	1,153,932	1,122,896
COLT Mortgage Loan Trust (16-1-A1) 3.00%(1)	05/25/46	198,582	198,199
Conseco Finance Securitizations Corp. (01-4-A4) 7.36%(4)	08/01/32	46,184	46,836
Conseco Finance Securitizations Corp. (99-6-A1) 7.36%(1),(4)	06/01/30	1,583,559	990,054
Conseco Financial Corp. (96-6-M1) 7.95%(4)	09/15/27	254,748	278,780
Conseco Financial Corp. (96-7-M1) 7.70%(4)	09/15/26	853,838	907,376
Conseco Financial Corp. (98-3-A6) 6.76%(4)	03/01/30	167,106	173,359
Conseco Financial Corp. (98-4-A5) 6.18%	04/01/30	302,687	310,306
Conseco Financial Corp. (98-4-A6) 6.53%(4)	04/01/30	184,142	192,381
Conseco Financial Corp. (98-4-A7) 6.87%(4)	04/01/30	194,984	204,770
Countryplace Manufactured Housing Contract Trust (07-1-A4) 5.85%(1),(4)	07/15/37	886,192	899,837
Countrywide Alternative Loan Trust (05-20CB-4A1) 5.25%	07/25/20	121,056	119,996
Countrywide Alternative Loan Trust (06-8T1-1A2) (I/O) 3.01% (1 mo. USD LIBOR + 5.500%)(2),(3)	04/25/36	6,993,313	1,061,355
Countrywide Asset-Backed Certificates (07-13-2A1) 3.39% (1 mo. USD LIBOR + 0.900%)(2)	10/25/47	778,904	771,108
Countrywide Home Loans (04-HYB4-B1) 4.34%(4)	09/20/34	995,980	310,503
Countrywide Home Loans (06-14-X) (I/O) 0.18%(3),(4)	09/25/36	23,514,282	131,762
Countrywide Home Loans (06-HYB2-1A1) 4.63%(4)	04/20/36	1,313,114	1,061,422
Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2) 3.23% (1 mo. USD LIBOR + 0.740%)(2)	06/25/34	170,850	169,092
Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1) 6.50%	01/25/36	1,314,332	838,006
Credit Suisse Mortgage Capital Certificates (06-6-1A8) 6.00%	07/25/36	695,966	570,226
Credit Suisse Mortgage Trust (12-2R-1A2) 4.67%(1),(4)	05/27/35	1,066,226	1,089,075
Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1) 3.38%	12/25/32	534,892	534,712
Credit-Based Asset Servicing and Securitization LLC (05-CB4-M2) 2.94% (1 mo. USD LIBOR + 0.450%)(2)	07/25/35	1,150,670	1,156,871
Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2) 3.34%	01/25/36	1,417,066	1,245,642
Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2) 3.44%	12/25/36	2,604,727	2,359,021
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B) 4.04%	02/25/37	1,204,515	922,943
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C) 4.04%	02/25/37	1,183,450	906,694
Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3) 3.82%	03/25/37	1,475,821	769,852
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AB2-A2) 5.28%(4)	06/25/36	1,792,060	1,710,358
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6) 2.68% (1 mo. USD LIBOR + 0.190%)(2)	02/25/37	692,896	627,574
DSLA Mortgage Loan Trust (06-AR2-2A1A) 2.68% (1 mo. USD LIBOR + 0.200%)(2)	10/19/36	503,389	454,648
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF11-2A3) 2.64% (1 mo. USD LIBOR + 0.150%)(2)	08/25/36	1,555,078	1,419,040
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C) 2.65% (1 mo. USD LIBOR + 0.160%)(2)	10/25/36	988,265	749,772
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D) 2.70% (1 mo. USD LIBOR + 0.210%)(2)	12/25/37	1,237,393	1,073,913
First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1) 3.77%(4)	12/25/35	448,112	389,787
Greenpoint Manufactured Housing (00-1-A4) 8.14%(4)	03/20/30	772,250	768,251
GSAA Home Equity Trust (06-13-AF6) 6.04%	07/25/36	1,570,855	861,833
GSC Capital Corp. Mortgage Trust (06-2-A1) 2.67% (1 mo. USD LIBOR + 0.180%)(2)	05/25/36	419,330	387,943
GSR Mortgage Loan Trust (05-AR3-6A1) 4.26%(4)	05/25/35	378,778	360,692
HSI Asset Loan Obligation Trust (07-2-2A12) 6.00%	09/25/37	528,404	475,274
Indymac INDX Mortgage Loan Trust (04-AR6-5A1) 4.40%(4)	10/25/34	458,232	470,182
Indymac INDX Mortgage Loan Trust (05-AR19-A1) 3.86%(4),(7)	10/25/35	628,081	562,443
Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O) 0.62%(3),(4)	07/25/36	245,782	1,138
Indymac INDX Mortgage Loan Trust (06-AR9-1A1) 4.07%(4)	06/25/36	884,176	756,739
Indymac INDX Mortgage Loan Trust (07-AR5-2A1) 3.69%(4),(7)	05/25/37	1,112,383	1,039,591
Indymac INDX Mortgage Loan Trust (07-FLX2-A1C) 2.68% (1 mo. USD LIBOR + 0.190%)(2)	04/25/37	2,051,990	1,928,376
JPMorgan Alternative Loan Trust (06-A2-5A1) 3.90%(4)	05/25/36	727,813	571,117
JPMorgan Mortgage Acquisition Corp. (05-FRE1-A2F3) 3.37%	10/25/35	652,134	655,426
JPMorgan Mortgage Acquisition Trust (06-WF1-A5) 6.41%	07/25/36	2,498,901	1,303,474

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2019 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
JPMorgan Mortgage Acquisition Trust (07-CH4-A4) 2.65% (1 mo. USD LIBOR + 0.160%)(2)	01/25/36	290,880	$289,643
JPMorgan Mortgage Trust (04-A6-5A1) 4.24%(4)	12/25/34	319,012	310,590
JPMorgan Mortgage Trust (07-S2-1A1) 5.00%	06/25/37	223,733	163,442
JPMorgan Resecuritization Trust (15-4-1A5) 2.68% (1 mo. USD LIBOR + 0.190%)(1),(2)	06/26/47	1,863,000	1,747,991
JPMorgan Resecuritization Trust (15-4-2A2) 4.06%(1),(4)	06/26/47	4,143,893	1,765,479
Lehman ABS Manufactured Housing Contract Trust (01-B-A6) 6.47%(4)	04/15/40	2,660	2,671
Lehman XS Trust (06-10N-1A3A) 2.70% (1 mo. USD LIBOR + 0.210%)(2)	07/25/46	918,536	894,783
Lehman XS Trust (06-12N-A31A) 2.69% (1 mo. USD LIBOR + 0.200%)(2)	08/25/46	1,338,633	1,244,293
Long Beach Mortgage Loan Trust (04-4-M1) 3.39% (1 mo. USD LIBOR + 0.900%)(2)	10/25/34	1,076,951	1,078,768
MASTR Alternative Loans Trust (07-HF1-4A1) 7.00%(7)	10/25/47	1,143,738	846,274
MASTR Asset-Backed Securities Trust (06-NC1-A4) 3.09% (1 mo. USD LIBOR + 0.300%)(2)	01/25/36	211,377	209,591
MASTR Asset-Backed Securities Trust (07-HE1-A4) 2.77% (1 mo. USD LIBOR + 0.280%)(2)	05/25/37	2,000,000	1,727,027
Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2) 2.70% (1 mo. USD LIBOR + 0.210%)(2)	04/25/37	1,401,398	1,213,333
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B) 2.62% (1 mo. USD LIBOR + 0.130%)(2)	06/25/37	719,522	533,900
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C) 2.67% (1 mo. USD LIBOR + 0.180%)(2)	06/25/37	1,469,247	1,096,863
Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1) 4.95% (1 year Treasury Constant Maturity Rate + 2.400%)(2)	08/25/36	335,902	329,099
Mid-State Trust (04-1-B) 8.90%	08/15/37	350,635	400,979
Mid-State Trust (04-1-M1) 6.50%	08/15/37	350,635	370,971
Morgan Stanley ABS Capital I, Inc. Trust (06-HE3-A1) 2.63% (1 mo. USD LIBOR + 0.140%)(2)	04/25/36	729,615	714,502
Morgan Stanley ABS Capital I, Inc. Trust (07-15AR-4A1) 3.50%(4)	11/25/37	563,166	538,653
Morgan Stanley Home Equity Loan Trust (06-2-A4) 2.77% (1 mo. USD LIBOR + 0.280%)(2)	02/25/36	870,746	869,776
MortgageIT Trust (05-5-A1) 2.75% (1 mo. USD LIBOR + 0.260%)(2)	12/25/35	488,195	486,243
Nationstar Home Equity Loan Trust (07-B-2AV3) 2.74% (1 mo. USD LIBOR + 0.250%)(2)	04/25/37	1,671,281	1,671,259
New Century Home Equity Loan Trust (05-B-A2D) 2.89% (1 mo. USD LIBOR + 0.400%)(2)	10/25/35	727,545	724,247
Nomura Asset Acceptance Corp. (06-AR1-1A) 5.33%(4)	02/25/36	1,053,945	935,132
Oakwood Mortgage Investors, Inc. (00-A-A4) 8.15%(4)	09/15/29	1,814,573	967,924
Oakwood Mortgage Investors, Inc. (00-D-A4) 7.40%(4)	07/15/30	734,574	335,449
Oakwood Mortgage Investors, Inc. (01-C-A3) 6.61%(4)	06/15/31	1,671,841	476,355
Oakwood Mortgage Investors, Inc. (01-D-A3) 5.90%(4)	09/15/22	874,281	686,159
Oakwood Mortgage Investors, Inc. (01-D-A4) 6.93%(4)	09/15/31	506,540	429,447
Oakwood Mortgage Investors, Inc. (02-A-A3) 6.03%(4)	05/15/24	259,325	268,762
Oakwood Mortgage Investors, Inc. (98-A-M) 6.83%(4)	05/15/28	210,491	217,562
Oakwood Mortgage Investors, Inc. (99-B-A4) 6.99%	12/15/26	239,389	248,628
Oakwood Mortgage Investors, Inc. (99-E-A1) 7.61%(4)	03/15/30	967,169	859,535
Popular ABS Mortgage Pass-Through Trust (05-6-A4) 3.79%	01/25/36	611,000	611,186
RALI Series Trust (06-QS13-1A2) (I/O) 4.67% (1 mo. USD LIBOR + 7.160%)(2),(3)	09/25/36	4,826,898	763,950
RALI Series Trust (06-QS7-A2) 6.00%	06/25/36	704,979	646,083
RASC Series Trust (05-KS11-M1) 2.89% (1 mo. USD LIBOR + 0.400%)(2)	12/25/35	461,196	462,847
RBSSP Resecuritization Trust (12-6-4A2) 2.82% (1 mo. USD LIBOR + 0.330%)(1),(2)	01/26/36	2,241,059	2,216,555
Residential Accredit Loans, Inc. (05-QA7-A1) 4.22%(4)	07/25/35	1,216,510	1,025,383
Residential Accredit Loans, Inc. (05-QA8-CB21) 4.60%(4)	07/25/35	635,664	492,656
Residential Accredit Loans, Inc. (06-QA10-A2) 2.67% (1 mo. USD LIBOR + 0.180%)(2)	12/25/36	897,340	830,308
Residential Accredit Loans, Inc. (06-QS1-A3) (PAC) 5.75%	01/25/36	534,267	499,341
Residential Accredit Loans, Inc. (06-QS11-AV) (I/O) 0.35%(3),(4)	08/25/36	13,079,723	189,100
Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O) 0.75%(3),(4)	06/25/36	5,773,092	148,497
Residential Accredit Loans, Inc. (06-QS8-A3) 6.00%	08/25/36	1,148,723	1,048,499
Residential Accredit Loans, Inc. (07-QS2-AV) (I/O) 0.33%(3),(4)	01/25/37	14,420,177	172,852
Residential Accredit Loans, Inc. (07-QS3-AV) (I/O) 0.36%(3),(4)	02/25/37	15,333,800	209,391
Residential Accredit Loans, Inc. (07-QS6-A62) (TAC) 5.50%	04/25/37	347,634	316,448
Residential Asset Mortgage Products, Inc. (06-RZ3-A3) 2.78% (1 mo. USD LIBOR + 0.290%)(2)	08/25/36	500,285	500,973
Residential Asset Securitization Trust (05-A15-4A1) 6.00%	02/25/36	1,065,994	686,184
Residential Asset Securitization Trust (07-A5-AX) (I/O) 6.00%(3)	05/25/37	2,538,343	396,342
Residential Funding Mortgage Securities (06-S9-AV) (I/O) 0.32%(3),(4)	09/25/36	34,990,008	321,131

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2019 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
Saxon Asset Securities Trust (07-3-2A4) 2.98% (1 mo. USD LIBOR + 0.490%)(2)	09/25/47	2,926,000	$2,569,586
Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C) 2.71% (1 mo. USD LIBOR + 0.220%)(2)	01/25/37	4,614,000	3,592,974
Soundview Home Loan Trust (06-1-A4) 2.79% (1 mo. USD LIBOR + 0.300%)(2)	02/25/36	846,833	832,371
Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1) 4.58%(4)	10/25/35	303,923	297,246
Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1) 4.22%(4)	10/25/47	436,894	388,988
Structured Asset Investment Loan Trust (05-3-M2) 3.15% (1 mo. USD LIBOR + 0.660%)(2)	04/25/35	402,367	403,442
Structured Asset Mortgage Investments II Trust (06-AR4-5A1) 2.67% (1 mo. USD LIBOR + 0.180%)(2)	06/25/36	1,418,738	1,299,897
Structured Asset Securities Corp. (05-WF4-M2) 3.13% (1 mo. USD LIBOR + 0.430%)(2)	11/25/35	20,377	20,432
Structured Asset Securities Corp. (06-GEL4-A3) 2.79% (1 mo. USD LIBOR + 0.300%)(1),(2)	10/25/36	463,867	464,052
WAMU Asset-Backed Certificates (07-HE1-2A3) 2.64% (1 mo. USD LIBOR + 0.150%)(2)	01/25/37	2,191,731	1,401,256
Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O) 3.58% (-1.00 x 1 mo. USD LIBOR + 6.070%)(2),(3)	06/25/37	4,212,518	558,833
Wells Fargo Home Equity Trust (06-2-A3) 2.70% (1 mo. USD LIBOR + 0.210%)(2)	01/25/37	730,000	714,479
Wells Fargo Home Equity Trust (06-2-A4) 2.74% (1 mo. USD LIBOR + 0.250%)(2)	07/25/36	313,498	311,733
Wells Fargo Mortgage-Backed Securities Trust (06-AR10-5A1) 4.54% (4)	07/25/36	369,625	371,473
Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4) 5.15% (4)	04/25/37	332,060	328,541
Wells Fargo Mortgage-Backed Securities Trust (08-1-4A1) 5.75%	02/25/38	149,793	157,780

Total Residential Mortgage-backed Securities—Non-agency (Cost: $97,532,123)			110,599,452

Total Mortgage-backed Securities (Cost: $121,859,582)			132,209,744

CORPORATE BONDS—30.3%

Advertising—0.0%
Clear Channel International BV (Netherlands) 8.75% (1)	12/15/20	95,000	97,850

Aerospace/Defense—0.6%
BAE Systems Holdings, Inc. 2.85% (1)	12/15/20	500,000	498,566
L3 Technologies, Inc. 4.40%	06/15/28	420,000	439,837
Northrop Grumman Corp. 2.93%	01/15/25	590,000	582,239

			1,520,642

Agriculture—0.2%
BAT Capital Corp. 4.54%	08/15/47	130,000	114,238
Reynolds American, Inc.
4.45%	06/12/25	140,000	144,038
5.85%	08/15/45	250,000	257,019

			515,295

Airlines—0.5%
America West Airlines, Inc. Pass-Through Certificates (01-1) (EETC) 7.10%	10/02/22	248,129	258,849
Continental Airlines, Inc. Pass-Through Certificates (00-2-A1) (EETC) 7.71%	10/02/22	293,904	308,464
Delta Air Lines, Inc. Pass-Through Certificates (02-1G1) (EETC) 6.72%	07/02/24	359,796	383,200
US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC) 6.25%	10/22/24	464,226	497,854

			1,448,367

Auto Manufacturers—0.7%
Ford Motor Credit Co. LLC
3.20%	01/15/21	525,000	517,706
3.34%	03/28/22	645,000	625,486
3.87% (3 mo. USD LIBOR + 1.270%)(2)	03/28/22	345,000	333,508
8.13%	01/15/20	280,000	290,213
General Motors Co. 4.88%	10/02/23	150,000	156,081

			1,922,994

Auto Parts & Equipment—0.1%
Panther BF Aggregator 2 LP / Panther Finance Co., Inc. 6.25%(1)	05/15/26	175,000	178,938

Banks—6.3%
Bank of America Corp.
2.74% (2.738% to 1/23/21 then 3 mo. USD LIBOR + 0.370%)(2)	01/23/22	10,000	9,964
3.00% (3.004% until 12/20/22 then 3 mo. USD LIBOR + 0.790%)(2)	12/20/23	140,000	139,508
3.42% (3.419% to 12/20/17 then 3 mo. USD LIBOR + 1.040%)(2)	12/20/28	1,916,000	1,875,236
3.50% (3.499% until 5/17/21 then 3 mo. USD LIBOR + 0.630%)(2)	05/17/22	500,000	506,309
4.00%	04/01/24	406,000	423,730
4.27% (4.271% to 7/23/28 then 3 mo. USD LIBOR + 1.31%)(2)	07/23/29	175,000	182,256
Bank of New York Mellon Corp. (The) 2.60%	02/07/22	835,000	835,576
Citigroup, Inc. 8.50%	05/22/19	1,500,000	1,512,223
Goldman Sachs Group, Inc. (The) 2.30%	12/13/19	810,000	807,212

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2019 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Banks (Continued)
3.27% (3.272% until 9/29/24 then 3 mo. USD LIBOR + 1.201%)(2)	09/29/25	430,000	$425,265
3.69% (3 mo. USD LIBOR + 1.510%)(2)	06/05/28	590,000	586,611
3.75%	05/22/25	750,000	756,169
4.22% (4.223% until 5/01/18 then 3 mo. USD LIBOR + 1.301%)(2)	05/01/29	140,000	143,127
4.23% (3 mo. USD LIBOR + 1.600%)(2)	11/29/23	500,000	512,798
JPMorgan Chase & Co.
3.22% (3 mo. USD LIBOR + 1.155%)(2)	03/01/25	380,000	380,343
3.51% (3.514% until 6/18/21 then 3 mo. USD LIBOR + 0.610%)(2)	06/18/22	560,000	567,990
3.90%	07/15/25	1,000,000	1,040,760
3.96%(4)	01/29/27	690,000	713,127
4.02% (4.023% until 12/05/2023 then 3 mo. USD LIBOR + 1.000%)(2)	12/05/24	690,000	716,405
Lloyds Bank PLC (United Kingdom) 5.80%(1)	01/13/20	650,000	665,043
Lloyds Banking Group PLC (United Kingdom) 2.91% (2.907% until 11/07/22 then 3 mo. USD LIBOR + 0.810%)(2)	11/07/23	285,000	278,014
Morgan Stanley
3.63%	01/20/27	550,000	551,806
3.88%	04/29/24	400,000	411,648
Santander UK Group Holdings PLC (United Kingdom)
3.37% (3.373% until 1/05/23 then 3 mo. USD LIBOR + 1.080%)(2)	01/05/24	435,000	425,567
3.40%	06/01/21	975,000	982,809
Wells Fargo & Co.
2.63%	07/22/22	140,000	139,055
3.00%	04/22/26	450,000	437,990
3.00%	10/23/26	750,000	732,019
3.97% (3 mo. USD LIBOR + 1.230%)(2)	10/31/23	500,000	511,315

			17,269,875

Beverages—0.4%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%(1)	02/01/46	469,000	471,396
Anheuser-Busch InBev Worldwide, Inc. 4.75%	01/23/29	420,000	447,864
Bacardi, Ltd.
4.70%(1)	05/15/28	15,000	15,011
5.30%(1)	05/15/48	280,000	268,813

			1,203,084

Biotechnology—0.5%
Amgen, Inc. 4.40%	05/01/45	770,000	756,022
Baxalta, Inc. 2.88%	06/23/20	90,000	89,918
Celgene Corp. 4.63%	05/15/44	500,000	504,265

			1,350,205

Chemicals—0.3%
Axalta Coating Systems LLC 4.88%(1)	08/15/24	275,000	277,063
International Flavors & Fragrances, Inc. 5.00%	09/26/48	410,000	430,508
Valvoline, Inc. 5.50%	07/15/24	210,000	214,473

			922,044

Commercial Services—0.3%
IHS Markit, Ltd.
4.00%(1)	03/01/26	73,000	73,110
4.75%	08/01/28	120,000	125,707
5.00%(1)	11/01/22	421,000	441,334
Matthews International Corp. 5.25%(1)	12/01/25	160,000	154,600

			794,751

Computers—0.1%
Apple, Inc. 3.00%	11/13/27	400,000	397,835

Cosmetics/Personal Care—0.1%
First Quality Finance Co., Inc. 5.00%(1)	07/01/25	144,000	140,404

Diversified Financial Services—1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland) 4.50%	05/15/21	300,000	307,125
Air Lease Corp.
2.13%	01/15/20	500,000	497,401
3.50%	01/15/22	490,000	494,715
GE Capital International Funding Co. Unlimited Co. (Ireland) 2.34%	11/15/20	790,000	780,354
Raymond James Financial, Inc. 5.63%	04/01/24	650,000	719,632

			2,799,227

Electric—0.5%
FirstEnergy Transmission LLC 4.35%(1)	01/15/25	750,000	781,440
Puget Energy, Inc. 6.00%	09/01/21	500,000	531,623

			1,313,063

Engineering & Construction—0.3%
Heathrow Funding, Ltd. (United Kingdom) 4.88%(1)	07/15/23	700,000	723,889

Entertainment—0.2%
Churchill Downs, Inc.
4.75%(1)	01/15/28	140,000	133,875
5.50%(1)	04/01/27	332,000	336,665
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. 6.13%(1)	08/15/21	125,000	125,312

			595,852

Environmental Control—0.2%
Clean Harbors, Inc. 5.13%	06/01/21	135,000	135,675
Covanta Holding Corp.
5.88%	07/01/25	125,000	127,656
6.00%	01/01/27	12,000	12,060
GFL Environmental, Inc. (Canada) 5.38%(1)	03/01/23	160,000	152,000
Hulk Finance Corp. 7.00%(1)	06/01/26	60,000	57,000

			484,391

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2019 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Food—1.0%
Chobani LLC / Chobani Finance Corp., Inc. 7.50%(1)	04/15/25	60,000	$54,075
Conagra Brands, Inc. 3.30% (3 mo. USD LIBOR + 0.500%)(2)	10/09/20	650,000	646,783
General Mills, Inc. 4.20%	04/17/28	420,000	436,834
Kraft Heinz Foods Co.
4.63%	01/30/29	455,000	468,466
5.00%	06/04/42	188,000	178,144
6.38%	07/15/28	210,000	234,518
Kroger Co. (The) 4.50%	01/15/29	280,000	286,920
Lamb Weston Holdings, Inc. 4.63%(1)	11/01/24	120,000	121,650
Post Holdings, Inc. 5.63%(1)	01/15/28	204,000	203,235
Tyson Foods, Inc. 4.00%	03/01/26	125,000	127,930

			2,758,555

Healthcare-Products—0.3%
Becton Dickinson and Co. 3.48% (3 mo. USD LIBOR + 0.875%)(2)	12/29/20	300,000	300,032
Hill-Rom Holdings, Inc. 5.75%(1)	09/01/23	130,000	134,550
Hologic, Inc. 4.63%(1)	02/01/28	320,000	311,200

			745,782

Healthcare-Services—1.6%
Anthem, Inc. 3.65%	12/01/27	430,000	429,713
Catalent Pharma Solutions, Inc. 4.88%(1)	01/15/26	285,000	283,575
Centene Corp.
5.38%(1)	06/01/26	288,000	300,974
5.63%	02/15/21	255,000	259,144
CHS/Community Health Systems, Inc. 8.00%(1)	03/15/26	59,000	56,788
Cigna Corp. 3.05%	10/15/27	430,000	407,897
HCA, Inc.
5.00%	03/15/24	130,000	137,976
5.38%	02/01/25	58,000	61,625
5.88%	02/01/29	110,000	118,657
6.50%	02/15/20	167,000	171,926
Humana, Inc. 2.90%	12/15/22	435,000	432,570
Molina Healthcare, Inc.
4.88%(1)	06/15/25	49,000	48,633
5.38%	11/15/22	140,000	145,250
MPH Acquisition Holdings LLC 7.13%(1)	06/01/24	85,000	85,000
NYU Hospitals Center 4.43%	07/01/42	700,000	743,202
Tenet Healthcare Corp. 4.50%	04/01/21	140,000	142,625
4.63%	07/15/24	234,000	235,240
4.75%	06/01/20	50,000	50,625
WellCare Health Plans, Inc.
5.25%	04/01/25	122,000	126,728
5.38%(1)	08/15/26	157,000	164,850

			4,402,998

Household Products/Wares—0.2%
Central Garden & Pet Co.
5.13%	02/01/28	84,000	78,330
6.13%	11/15/23	158,000	165,110
Spectrum Brands, Inc.
5.75%	07/15/25	135,000	136,519
6.13%	12/15/24	135,000	137,194

			517,153

Insurance—0.7%
Berkshire Hathaway Finance Corp. 4.20%	08/15/48	400,000	416,771
Farmers Exchange Capital 7.05%(1)	07/15/28	500,000	574,995
Nationwide Mutual Insurance Co. 4.90% (3 mo. USD LIBOR + 2.290%)(1),(2)	12/15/24	1,000,000	995,000

			1,986,766

Internet—0.1%
Zayo Group LLC / Zayo Capital, Inc. 5.75%(1)	01/15/27	140,000	140,042

Machinery-Diversified—0.0%
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.75%(1)	04/15/26	140,000	121,450

Media—1.3%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%(1)	05/01/27	146,000	147,101
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91%	07/23/25	850,000	898,585
6.48%	10/23/45	150,000	168,803
Comcast Corp.
2.35%	01/15/27	280,000	261,881
4.70%	10/15/48	705,000	765,418
CSC Holdings LLC 6.50%(1)	02/01/29	550,000	586,781
Discovery Communications LLC 2.80%(1)	06/15/20	345,000	343,553
Sirius XM Radio, Inc. 3.88%(1)	08/01/22	130,000	129,838
Virgin Media Secured Finance PLC (United Kingdom) 5.50%(1)	08/15/26	200,000	204,000

			3,505,960

Mining—0.3%
Corp. Nacional del Cobre de Chile 3.63%(8)	08/01/27	350,000	350,875
Indonesia Asahan Aluminum Persero PT 6.53%(1)	11/15/28	500,000	571,756

			922,631

Miscellaneous Manufacturers—0.9%
General Electric Co.
3.16% (3 mo. USD LIBOR + 0.480%)(2)	08/15/36	2,400,000	1,836,168
4.65%	10/17/21	300,000	311,055
5.55%	01/05/26	415,000	445,006

			2,592,229

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2019 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Oil & Gas—1.1%
Antero Resources Corp.
5.00%	03/01/25	234,000	$231,075
5.13%	12/01/22	100,000	101,030
Centennial Resource Production LLC
5.38%(1)	01/15/26	80,000	77,100
6.88%(1)	04/01/27	130,000	131,599
CrownRock LP / CrownRock Finance, Inc. 5.63%(1)	10/15/25	72,000	69,300
Endeavor Energy Resources LP / EER Finance, Inc. 5.50%(1)	01/30/26	52,000	53,560
Gulfport Energy Corp. 6.38%	05/15/25	35,000	31,806
KazMunayGas National Co. 5.38%(8)	04/24/30	300,000	315,270
Matador Resources Co. 5.88%	09/15/26	84,000	84,210
Parsley Energy LLC / Parsley Finance Corp.
5.25%(1)	08/15/25	130,000	128,700
5.63%(1)	10/15/27	65,000	64,652
Petrobras Global Finance BV 5.75%	02/01/29	100,000	99,160
Petroleos Mexicanos
6.50%	03/13/27	140,000	140,980
6.50%	01/23/29	735,000	729,671
Sunoco LP / Sunoco Finance Corp. 6.00%(1)	04/15/27	280,000	282,100
Transocean Guardian, Ltd. 5.88%(1)	01/15/24	72,765	74,220
Transocean Pontus, Ltd. 6.13%(1)	08/01/25	96,390	98,077
Transocean Poseidon, Ltd. 6.88%(1)	02/01/27	190,000	198,075
WPX Energy, Inc. 5.75%	06/01/26	73,000	74,369

			2,984,954

Oil & Gas Services—0.2%
Transocean Proteus, Ltd. 6.25%(1)	12/01/24	156,000	160,875
USA Compression Partners LP / USA Compression Finance Corp.
6.88%	04/01/26	142,000	146,437
6.88%(1)	09/01/27	127,000	129,699
			437,011

Packaging & Containers—1.0%
Amcor Finance USA, Inc. 3.63%(1)	04/28/26	400,000	392,548
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (United Kingdom) 7.25%(1)	05/15/24	400,000	422,880
Ball Corp. 4.00%	11/15/23	90,000	91,012
Berry Global, Inc. 4.50%(1)	02/15/26	21,000	20,007
Berry Plastics Corp. 5.13%	07/15/23	65,000	66,323
Crown Americas LLC / Crown Americas Capital Corp. V 4.25%	09/30/26	100,000	97,000
Graphic Packaging International, Inc. 4.13%	08/15/24	280,000	275,100
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer S.A. (Luxembourg) 5.75%	10/15/20	566,928	567,991
Sealed Air Corp. 5.50%(1)	09/15/25	140,000	147,728
WRKCo, Inc. 4.65%	03/15/26	555,000	588,619
			2,669,208

Pharmaceuticals—1.6%
AbbVie, Inc. 4.88%	11/14/48	275,000	270,632
AstraZeneca PLC (United Kingdom) 3.13%	06/12/27	417,000	406,835
Bausch Health Cos, Inc. (Canada) 5.50%(1)	11/01/25	515,000	527,875
Bayer US Finance II LLC 4.38%(1)	12/15/28	565,000	561,955
CVS Health Corp. 5.05%	03/25/48	705,000	711,292
Halfmoon Parent, Inc. 4.13%(1)	11/15/25	750,000	776,939
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	500,000	497,898
2.40%	09/23/21	350,000	345,841
Teva Pharmaceutical Finance IV LLC (Israel) 2.25%	03/18/20	300,000	295,371
			4,394,638

Pipelines—2.1%
Enbridge Energy Partners LP 5.88%	10/15/25	50,000	56,573
Energy Transfer Operating LP
4.05%	03/15/25	300,000	304,816
5.50%	06/01/27	287,000	311,447
6.25%	04/15/49	331,000	371,239
EQT Midstream Partners LP 4.13%	12/01/26	500,000	466,084
NGPL PipeCo LLC 4.38%(1)	08/15/22	190,000	193,325
Peru LNG SRL 5.38%(8)	03/22/30	400,000	415,840
Pipeline Funding Co. LLC 7.50%(1)	01/15/30	470,050	551,399
Plains All American Pipeline LP / PAA Finance Corp. 4.65%	10/15/25	500,000	522,890
Rockies Express Pipeline LLC 5.63%(1)	04/15/20	585,000	600,356
Sabine Pass Liquefaction LLC 5.75%	05/15/24	210,000	231,440
Sunoco Logistics Partners Operations LP 5.40%	10/01/47	500,000	498,131
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.88%(1)	01/15/29	228,000	248,235
Texas Eastern Transmission LP 2.80%(1)	10/15/22	300,000	295,607
TransMontaigne Partners LP / TLP Finance Corp. 6.13%	02/15/26	140,000	132,300
Williams Partners LP 6.30%	04/15/40	400,000	468,707
			5,668,389

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2019 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
REIT—1.8%
American Campus Communities Operating Partnership LP 3.75%	04/15/23	300,000	$304,270
Boston Properties LP
2.75%	10/01/26	300,000	284,518
3.20%	01/15/25	290,000	287,877
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.85%	04/15/23	500,000	512,475
GLP Capital LP / GLP Financing II, Inc.
5.30%	01/15/29	210,000	221,187
5.38%	04/15/26	721,000	755,175
HCP, Inc. 4.25%	11/15/23	630,000	655,714
Healthcare Trust of America Holdings LP 2.95%	07/01/22	710,000	700,543
Host Hotels & Resorts LP 6.00%	10/01/21	400,000	423,272
Hudson Pacific Properties LP 3.95%	11/01/27	275,000	266,440
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 5.63%	05/01/24	135,000	140,906
Piedmont Operating Partnership LP 3.40%	06/01/23	425,000	414,243

			4,966,620

Retail—0.8%
1011778 BC ULC / New Red Finance, Inc. (Canada) 4.25%(1)	05/15/24	230,000	228,275
Alimentation Couche-Tard, Inc. (Canada) 2.70%(1)	07/26/22	140,000	138,603
Cumberland Farms, Inc. 6.75%(1)	05/01/25	175,000	182,656
Home Depot, Inc. (The) 3.90%	12/06/28	155,000	164,095
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.75%(1)	06/01/27	80,000	78,800
Rite Aid Corp. 6.13%(1)	04/01/23	484,000	401,115
Walgreens Boots Alliance, Inc.
3.45%	06/01/26	755,000	739,603
4.80%	11/18/44	225,000	214,611

			2,147,758

Savings & Loans—0.1%
Nationwide Building Society (United Kingdom) 3.77% (3.766% until 3/08/23 then 3 mo. USD LIBOR + 1.064%)(1),(2)	03/08/24	275,000	273,951

Semiconductors—0.3%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.38%	01/15/20	575,000	572,087
NXP BV / NXP Funding LLC (Netherlands) 4.13%(1)	06/01/21	200,000	204,340

			776,427

Software—0.1%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%(1)	03/01/25	82,000	80,813
First Data Corp. 5.00%(1)	01/15/24	181,000	185,797
SS&C Technologies, Inc. 5.50%(1)	09/30/27	138,000	139,639

			406,249

Telecommunications—2.4%
AT&T, Inc.
4.35%	06/15/45	400,000	370,277
4.75%	05/15/46	385,000	376,839
4.85%	03/01/39	348,000	351,293
5.25%	03/01/37	705,000	743,945
CommScope Finance LLC 6.00%(1)	03/01/26	274,000	284,102
Intelsat Jackson Holdings S. A. (Luxembourg)
8.50%(1)	10/15/24	221,000	215,061
5.50%	08/01/23	311,000	277,567
9.75%(1)	07/15/25	100,000	102,030
Koninklijke KPN NV (Netherlands) 8.38%	10/01/30	345,000	437,565
Level 3 Financing, Inc. 5.38%	05/01/25	365,000	370,584
Qwest Corp. 7.25%	09/15/25	250,000	269,063
SES GLOBAL Americas Holdings GP 5.30%(1)	03/25/44	325,000	294,252
Sprint Capital Corp.
8.75%	03/15/32	54,000	56,903
6.88%	11/15/28	104,000	100,230
Sprint Corp.
7.13%	06/15/24	20,000	20,350
7.63%	03/01/26	75,000	76,200
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%(1)	09/20/29	565,000	572,769
T-Mobile USA, Inc.
4.50%	02/01/26	113,000	112,859
4.75%	02/01/28	186,000	184,838
6.50%	01/15/24	71,000	73,751
T-Mobile USA, Inc. (Contingent payment)
4.50%(3)	02/01/26	113,000	—
4.75%(3)	02/01/28	170,000	—
Verizon Communications, Inc.
4.02%(1)	12/03/29	615,000	634,038
5.25%	03/16/37	420,000	472,073
Vodafone Group PLC (United Kingdom) 4.38%	05/30/28	280,000	284,865

			6,681,454

Transportation—0.1%
Union Pacific Corp. 3.95%	09/10/28	280,000	294,772

Total Corporate Bonds (Cost: $81,828,332)			83,073,703

MUNICIPAL BONDS—2.4%
Alabama Economic Settlement Authority, Revenue Bond 4.26%	09/15/32	705,000	741,709
City of New York, New York, Build America Bonds 6.65%	12/01/31	1,000,000	1,063,980
Florida’s Turnpike Enterprise, Build America Bonds 6.80%	07/01/39	460,000	464,766
Metropolitan Water District of Southern California, Build America Bonds 6.54%	07/01/39	500,000	504,745
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond 5.01%	08/01/27	800,000	910,448
New York City Water and Sewer System, Build America Bonds 6.49%	06/15/42	800,000	835,624
New York State Dormitory Authority, Revenue Bond 5.29%	03/15/33	1,000,000	1,171,300
State of California, General Obligation 7.95%	03/01/36	1,000,000	1,047,820

Total Municipal Bonds (Cost: $7,111,745)			6,740,392

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2019 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
FOREIGN GOVERNMENT BONDS—1.1%
Argentine Republic Government International Bond 6.88%	04/22/21	150,000	$137,325
Bahrain Government International Bond 7.00%(8)	10/12/28	300,000	323,250
Brazilian Government International Bond 4.63%	01/13/28	200,000	201,952
Colombia Government International Bond 4.50%	01/28/26	200,000	211,175
Dominican Republic International Bond 6.60%(8)	01/28/24	250,000	270,775
Mexico Government International Bond 3.75%	01/11/28	400,000	394,960
Panama Government International Bond 4.00%	09/22/24	250,000	261,200
Qatar Government International Bond 4.50%(8)	04/23/28	350,000	375,813
Saudi Government International Bond 3.63%(8)	03/04/28	300,000	298,140
South Africa Government Bond 4.88%	04/14/26	350,000	347,947
Uruguay Government International Bond 4.38%	10/27/27	200,000	211,060

Total Foreign Government Bonds (Cost: $2,913,006)			3,033,597

Total Fixed Income Securities (Cost: $247,187,583)			258,648,974

Security		Shares
MONEY MARKET INVESTMENTS—2.0%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 2.39%(9)		5,477,385	5,477,385

Total Money Market Investments (Cost: $5,477,385)			5,477,385

Issues	Maturity Date	Principal Amount
SHORT TERM INVESTMENTS—4.5%

U.S. TREASURY SECURITIES—4.5%
U.S. Treasury Bill
1.80%(10)	04/09/19	$1,743,000	1,742,081
1.80%(10)	04/11/19	2,539,000	2,537,329
2.04%(10)	04/16/19	2,022,000	2,019,970
2.04%(10)	04/18/19	1,351,000	1,349,494
2.10%(10)	04/23/19	2,529,000	2,525,315
2.30%(10)	07/18/19	787,000	781,437
2.32%(10),(11)	06/20/19	616,000	612,771
2.34%(10)	07/11/19	740,000	735,092

Total U.S. Treasury Securities (Cost: $12,301,703)			12,303,489

Total Short Term Investments (Cost: $12,301,703)			12,303,489

Total Investments (100.7%) (Cost: $264,966,671)			276,429,848
Liabilities In Excess Of Other Assets (-0.7%)			(1,953,786)

Net Assets (100.0%)			$274,476,062

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2019 (UNAUDITED) (CONT’D)

FUTURES CONTRACTS
Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
32	S&P 500 E-Mini Index Futures	06/21/19	$4,457,444	$4,540,480	$ 83,036
16	5-Year U.S. Treasury Note Futures	06/28/19	1,844,292	1,853,250	8,958

			$ 6,301,736	$ 6,393,730	$ 91,994

Short Futures
89	10-Year U.S. Treasury Note Futures	06/19/19	$(11,598,077)	$(11,817,531)	$(219,454)
34	U.S. Ultra Long Bond Futures	06/19/19	(5,511,909)	(5,712,000)	(200,091)

			$ (17,109,986)	$ (17,529,531)	$ (419,545)

CENTRALLY CLEARED -INTEREST RATE SWAP AGREEMENTS
Notional Amount	Expiration Date	Payment Frequency	Payment Made by Fund	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
6,180,000(12)	11/21/24	Quarterly	3.0818%	3 Month USD LIBOR	$(232,997)	$—	$(232,997)
15,025,000(12)	11/21/21	Quarterly	3 Month USD LIBOR	3.0708%	$235,008	$—	$235,008

					$2,011	$—	$2,011

Notes to Schedule of Investments:

(1)		Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At March 31, 2019, the value of these securities amounted to $69,426,296 or 25.3% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)		Floating or variable rate security. The interest shown reflects the rate in effect at March 31, 2019.
(3)		For fair value measurement disclosure purposes, security is categorized as Level 3.
(4)		Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)		Security is not accruing interest.
(6)		Restricted security (Note 2).
(7)		A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(8)		Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At March 31, 2019, the value of these securities amounted to $2,349,963 or 0.9% of net assets.
(9)		Rate disclosed is the 7-day net yield as of March 31, 2019.
(10)		Rate shown represents yield-to-maturity.
(11)		All or a portion of this security is held as collateral for open futures contracts.
(12)		This instrument has a forward starting effective date. See Note 1, Significant Accounting Policies in the Notes to Financial Statements for further information.
ABS	-	Asset-Backed Securities.
ACES	-	Alternative Credit Enhancement Securities.
CLO	-	Collateralized Loan Obligation.
EETC	-	Enhanced Equipment Trust Certificate.
I/F	-	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	-	Interest Only Security.
PAC	-	Planned Amortization Class.
TAC	-	Target Amortization Class.

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	March 31, 2019

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	40.3%
Corporate Bonds	30.3
Asset-Backed Securities	12.2
U.S. Treasury Bills	4.5
Commercial Mortgage-Backed Securities—Agency	3.6
Commercial Mortgage-Backed Securities—Non-Agency	3.2
Municipal Bonds	2.4
Residential Mortgage-Backed Securities—Agency	1.1
Foreign Government Bonds	1.1
Money Market Investments	2.0
Other*	(0.7)

Total	100.0%

*	Includes cash, futures, swaps, pending trades, interest receivable and accrued expenses payable.

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	March 31, 2019

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$33,209,562	$381,976	$33,591,538
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities—Agency	—	9,936,573	—	9,936,573
Commercial Mortgage-Backed Securities—Non-Agency	—	8,619,623	—	8,619,623
Residential Mortgage-Backed Securities—Agency	—	3,054,096	—	3,054,096
Residential Mortgage-Backed Securities—Non-Agency	—	105,543,385	5,056,067	110,599,452

Total Mortgage-Backed Securities	—	127,153,677	5,056,067	132,209,744

Corporate Bonds*	—	83,073,703	—	83,073,703
Municipal Bonds	—	6,740,392	—	6,740,392
Foreign Government Bonds	—	3,033,597	—	3,033,597

Total Fixed Income Securities	—	253,210,931	5,438,043	258,648,974

Money Market Investments	5,477,385	—	—	5,477,385
Short-Term Investments	12,303,489	—	—	12,303,489

Total Investments	17,780,874	253,210,931	5,438,043	276,429,848

Asset Derivatives
Futures Contracts
Interest Rate Risk	8,958	—	—	8,958
Equity Risk	83,036	—	—	83,036
Swap Agreements
Interest Rate Risk	—	235,008	—	235,008

Total	$17,872,868	$253,445,939	$5,438,043	$276,756,850

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(419,545)	$—	$—	$(419,545)
Swap Agreements
Interest Rate Risk	—	(232,997)	—	(232,997)

Total	$(419,545)	$(232,997)	$—	$(652,542)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Schedule of Investments.

Notes to Schedule of Investments (Unaudited)	March 31, 2019

Note 1 — Security Valuation

Securities traded on national exchanges are valued at the last reported sales price. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Other securities, including short-term investments and forward currency contracts, which are traded over-the-counter (“OTC”) are valued, at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Futures contracts are valued at the official settlement price of the exchange where they are traded.

Securities for which market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company LLC (the “Advisor”) that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Board’s Valuation Committee and under the general oversight of the Board.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted GAAP the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurement broadly based on inputs that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis is as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such, they are categorized in Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise, the fair values would be categorized in Level 3.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

The summary of the inputs used as of March 31, 2019 in valuing the Fund’s investments is listed after the Fund’s Investments by Sector or Industry table.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the quarter ended March 31, 2019.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value at the beginning and/or end of the quarter ended March 31, 2019:

	Asset-Backed Securities	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2018	$400,385	$5,016,324	$5,416,709
Accrued Discounts (Premiums)	—	(128,549)	(128,549)
Realized Gain (Loss)	—	—	—
Change in Unrealized Appreciation (Depreciation)	(18,409)	168,292	149,883
Purchases	—	—	—
Sales	—	—	—
Transfers in to Level 3 (1)	—	—	—
Transfers out of Level 3 (1)	—	—	—

Balance as of March 31, 2019	$381,976	$5,056,067	$5,438,043

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2019	$(18,409)	$168,292	$149,883

(1)	The Fund recognizes transfers in and out at the beginning of the period.

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2019, were as follows:

Description	Fair Value at March 31, 2019	Valuation Techniques*	Unobservable Input	Price or Price Range	Weighted Average Price
Asset-Backed Securities	$381,976	Third-party Broker	Broker Quotes	$28.00 to $31.00	$29.16
Residential Mortgage-Backed Securities—Non-Agency (Interest Only Collateral Strip Rate Securities)	1,173,871	Third-party Vendor	Vendor Prices	$0.46 to $2.57	$1.09
Residential Mortgage-Backed Securities—Non-Agency (Interest Only Securities)	3,882,196	Third-party Vendor	Vendor Prices	$2.72 to $15.83	$6.57

*

The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the effectiveness of third-party brokers and vendor prices using the Advisor’s own model and inputs.

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the quarter ended March 31, 2019, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

Asset Derivatives

	Interest Rate Risk	Equity Risk	Total
Swaps Contracts	$235,008	$—	$235,008
Futures Contracts	8,958	83,036	91,994

Total Value	$243,966	$83,036	$327,002

Liability Derivatives
Swaps Contracts	$(232,997)	—	$(232,997)
Futures Contracts	(419,545)	—	(419,545)

Total Value	$(652,542)	$—	$(652,542)

Outstanding Contracts(1)
Futures Contracts	107	32	139
Swap Agreements	$21,205,000	$—	$21,205,000

(1)	Amount disclosed represents average number of contracts which are representative of the volume traded for the period ended March 31, 2019.

Forward Foreign Currency Contracts: The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. There are no foreign currency forward contracts as of March 31, 2019.

Futures Contracts: The Fund seeks to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended March 31, 2019, the Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized treasury and other bond futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding as of March 31, 2019 are listed in the Fund’s Schedule of Investments.

Swap Agreements: The Fund enters into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended March 31, 2019, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Swap agreements outstanding at March 31, 2019 are listed in the Fund’s Schedule of Investments.

Mortgage-Backed Securities: The Fund may invest in MBS which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Repurchase Agreements: The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”). The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding as of March 31, 2019.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended March 31, 2019.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A under the Securities Act of 1933, as amended. However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities outstanding at March 31, 2019 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), 1.814%, due 09/10/45	2/13/2015-2/26/2015	$343,002	$160,972	0.1%
Four Times Square Trust Commercial Mortgage Pass-Through Certificates (06-4TS-X) , 0.364% due 12/13/28	3/22/2018-6/19/2018	296,022	203,418	0.1%
GS Mortgage Securities Trust GSMS (12-SHOP-XA), 1.438% due 06/05/31	6/19/2018	433,830	3,704	0.0%
GS Mortgage Securities Trust GSMS (12-GC6-XB), 0.257% due 01/10/2045	2/1/2018	141,354	107,606	0.0%
JPMorgan Chase Commercial Mortgage Securities Trust, (09-IWST-XA), 1.873%, due 12/05/27	3/23/2017	534,480	149,673	0.1%
JPMorgan Chase Commercial Mortgage Securities Trust, (12-HSBC-XA), 1.431%, due 07/05/2032	10/11/2017	271,747	188,028	0.1%
Morgan Stanley Capital I Trust (12-C4-XA), 2.271% due 03/15/45	5/16/2018	353,331	270,472	0.1%
UBS Commercial Mortgage Trust (12-C1-XA) , 2.271%, due 05/10/45	6/27/2017	421,072	287,708	0.1%
WFRBS Commercial Mortgage Trust (12-C8-XA) 1.8514% due 08/15/2045	12/22/2017	309,630	222,307	0.1%

		$3,104,468	$1,593,888	0.7%